Exhibit 99.2

DUKE ENERGY CORPORATION

ADJUSTED TO REPORTED EARNINGS RECONCILIATION

December 2009 Quarter-to-Date

(Dollars in millions, except per-share amounts)

		Special Items (Note 1)
		Costs to				Economic
		Achieve,				Hedges
	Adjusted	Cinergy				(Mark-to-		Discontinued		Total	Reported
	Earnings	Merger		Impairments		Market)*		Operations		Adjustments	Earnings
SEGMENT EARNINGS BEFORE INTEREST AND TAXES
FROM CONTINUING OPERATIONS

U.S. Franchised Electric and Gas	$548	$—		$—		$—		$—		$—	$548

Commercial Power	100	—		—		(32	)(B)	—		(32)	68

International Energy	122	—		(18	)(D)	—		—		(18)	104

Total reportable segment EBIT	770	—		(18)		(32)		—		(50)	720

Other	(56)	(2	)(A)	—		—		—		(2)	(58)

Total reportable segment and Other EBIT	$714	$(2)		$(18)		$(32)		$—		$(52)	$662

Interest Expense	(191)	—		—		—		—		—	(191)
Interest Income and Other	23	—		—		—		—		—	23
Income Taxes from Continuing Operations	(177)	1		6		12		—		19	(158)
Discontinued Operations, net of taxes	—	—		—		—		12	(C)	12	12
Net Income Attributable to Non-controlling Interests	2	—		—		—		—		—	2

Net Income (Loss) Attributable to Duke Energy Corporation	$367	$(1)		$(12)		$(20)		$12		$(21)	$346
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$0.28	$—		$—		$(0.02)		$—		$(0.02)	$0.26
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$0.28	$—		$—		$(0.02)		$—		$(0.02)	$0.26

Note 1 - Amounts for special items are presented net of any related noncontrolling interest.

(A) - $4 million credit recorded in Operation, maintenance and other and $6 million expense recorded in Depreciation and amortization (all Operating Expenses) on the Consolidated Statements of Operations.

(B) - $7 million loss recorded within Non-regulated electric, natural gas, and other (Operating Revenues) and $25 million loss recorded within Fuel used in electric generation and purchased power-non-regulated (Operating Expenses) on the Consolidated Statements of Operations.

(C) - Recorded in Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations.

(D) - Recorded in Losses on sales and impairments of unconsolidated affiliates within Other income and expenses on the Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions

Basic	1,306

Diluted	1,307

* Represents the mark-to-market impact of derivative contracts in the non-native portfolio, which is recognized in earnings immediately as such derivative contracts do not qualify for hedge or regulatory accounting, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g. coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it allows them to more accurately compare the company’s performance across periods.

DUKE ENERGY CORPORATION

ADJUSTED TO REPORTED EARNINGS RECONCILIATION

December 2009 Year-to-Date

(Dollars in millions, except per-share amounts)

		Special Items (Note 1)
		Costs to
		Achieve,		Crescent Related		International		Goodwill and		Economic
	Adjusted	Cinergy		Guarantees and		Transmission		Other		Hedges (Mark-		Discontinued		Total	Reported
	Earnings	Merger		Tax Adjustments		Adjustment		Impairments		to-Market)*		Operations		Adjustments	Earnings
SEGMENT EARNINGS BEFORE INTEREST AND TAXES FROM CONTINUING OPERATIONS

U.S. Franchised Electric and Gas	$2,321	$—		$—		$—		$—		$—		$—		$—	$2,321

Commercial Power	500	—		—		—		(413	)(D)	(60	)(B)	—		(473)	27

International Energy	409	—		—		(26	)(E)	(18	)(D)	—		—		(44)	365

Total reportable segment EBIT	3,230	—		—		(26)		(431)		(60)		—		(517)	2,713

Other	(200)	(25	)(A)	(26	)(F)	—		—		—		—		(51)	(251)

Total reportable segment and Other EBIT	$3,030	$(25)		$(26)		$(26)		$(431)		$(60)		$—		$(568)	$2,462

Interest Expense	(745)	—		—		(6)		—		—		—		(6)	(751)
Interest Income and Other	120	—		—		—		—		—		—		—	120
Income Taxes from Continuing Operations	(818)	10		(3)		10		21		22		—		60	(758)
Discontinued Operations, net of taxes	—	—		—		—		—		—		12	(C)	12	12
Net Income Attributable to Noncontrolling Interests	10	—		—		—		—		—		—		—	10

Net Income (Loss) Attributable to Duke Energy Corporation	$1,577	$(15)		$(29)		$(22)		$(410)		$(38)		$12		$(502)	$1,075
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.22	$(0.01)		$(0.02)		$(0.02)		$(0.32)		$(0.03)		$0.01		$(0.39)	$0.83
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.22	$(0.01)		$(0.02)		$(0.02)		$(0.32)		$(0.03)		$0.01		$(0.39)	$0.83

Note 1 - Amounts for special items are presented net of any related noncontrolling interest.

(A) - $5 million recorded in Operation, maintenance and other and $20 million recorded in Depreciation and amortization (all Operating Expenses) on the Consolidated Statements of Operations

(B) - $2 million loss recorded within Non-regulated electric, natural gas, and other (Operating Revenues) and $58 million loss recorded within Fuel used in electric generation and purchased power-non-regulated (Operating Expenses) on the Consolidated Statements of Operations.

(C) - Recorded in Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations.

(D)- $413 million recorded in Goodwill and other impairment charges within Operating Expenses and $18 million recorded in Losses on sales and impairments of unconsolidated affiliates within Other income and expenses on the Consolidated Statements of Operations.

(E) - $30 million recorded in Operation, maintenance and other, $2 million recorded as a reduction to fuel used in electric generation and purchased power - non-regulated, and $2 million as a reduction to Net income (loss) attributable to noncontrolling interests on the Consolidated Statements of Operations.

(F)- Recorded in Other income and expenses, net on the Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions

Basic	1,293

Diluted	1,294

* Represents the mark-to-market impact of derivative contracts in the non-native portfolio, which is recognized in earnings immediately as such derivative contracts do not qualify for hedge or regulatory accounting, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g. coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it allows them to more accurately compare the company’s performance across periods.

DUKE ENERGY CORPORATION

ADJUSTED TO REPORTED EARNINGS RECONCILIATION

December 2008 Quarter-to-Date

(Dollars in millions, except per-share amounts)

		Special Items (Note 1)
		Costs to		Economic		Discontinued
		Achieve,		Hedges		Operations/
	Adjusted	Cinergy		(Mark-to-		Extraordinary		Total	Reported
	Earnings	Merger		Market)*		Items		Adjustments	Earnings
SEGMENT EARNINGS BEFORE INTEREST AND TAXES FROM CONTINUING OPERATIONS
U.S. Franchised Electric and Gas	$532	$—		$—		$—		$—	$532
Commercial Power	101	—		(110	)(B)	—		(110)	(9)
International Energy	104	—		—		—		—	104
Total reportable segment EBIT	737	—		(110)		—		(110)	627
Other	(98)	(10	)(A)	—		—		(10)	(108)
Total reportable segment EBIT and other EBIT	$639	$(10)		$(110)		$—		$(120)	$519
Interest Expense	(189)	—		—		—		—	(189)
Interest Income and Other	26	—		—		—		—	26
Income Taxes from Continuing Operations	(139)	4		40		—		44	(95)
Discontinued Operations, net of taxes	—	—		—		2	(C)	2	2
Extraordinary Items, net of taxes	—	—		—		67	(D)	67	67
Net Income Attributable to Noncontrolling Interests	(1)	—		—		—		—	(1)
Net Income (Loss) Attributable to Duke Energy Corporation	$338	$(6)		$(70)		$69		$(7)	$331
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$0.27	$—		$(0.06)		$0.05		$(0.01)	$0.26
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$0.27	$—		$(0.06)		$0.05		$(0.01)	$0.26

Note 1 - Amounts for special items are presented net of any related noncontrolling interest.

(A) - $5 million recorded in Operation, maintenance and other and $5 million recorded in Depreciation and amortization (all Operating Expenses) on the Consolidated Statements of Operations.

(B) - $34 million loss recorded within Non-regulated electric, natural gas, and other (Operating Revenues) and $76 million loss recorded within Fuel used in electric generation and purchased power (Operating Expenses) on the Consolidated Statements of Operations.

(C) - Recorded in Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations.

(D) - Recorded in Extraordinary Items, net of tax on the Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions

Basic	1,267
Diluted	1,268

* Represents the mark-to-market impact of derivative contracts in the non-native portfolio, which is recognized in earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory accounting, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g. coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the economic value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it allows them to more accurately compare the company’s performance across periods.

DUKE ENERGY CORPORATION

ADJUSTED TO REPORTED EARNINGS RECONCILIATION

December 2008 Year-to-Date

(Dollars in millions, except per-share amounts)

		Special Items (Note 1)
		Costs to						Economic		Discontinued
		Achieve,		Crescent		Emission		Hedges		Operations/
	Adjusted	Cinergy		Project		Allowances		(Mark-to-		Extraordinary		Total	Reported
	Earnings	Merger		Impairments		Impairment		Market)*		Items		Adjustments	Earnings
SEGMENT EARNINGS BEFORE INTEREST AND TAXES FROM CONTINUING OPERATIONS
U.S. Franchised Electric and Gas	$2,398	$—		$—		$—		$—		$—		$—	$2,398
Commercial Power	421	—		—		(82	)(F)	(75	)(B)	—		(157)	264
International Energy	411	—		—		—		—		—		—	411
Total reportable segment EBIT	3,230	—		—		(82)		(75)		—		(157)	3,073
Other	(310)	(44	)(A)	(214	)(E)	—		—		—		(258)	(568)
Total reportable segment and other EBIT	$2,920	$(44)		$(214)		$(82)		$(75)		$—		$(415)	$2,505
Interest Expense	(741)	—		—		—		—		—		—	(741)
Interest Income and Other	127	—		—		—		—		—		—	127
Income Taxes from Continuing Operations	(773)	17		83		30		27		—		157	(616)
Discontinued Operations, net of taxes	—	—		—		—		—		16	(C)	16	16
Extraordinary Items, net of taxes	—	—		—		—		—		67	(D)	67	67
Net Loss Attributable to Noncontrolling Interests	(4)	—		—		—		—		—		—	(4)
Net Income (Loss) Attributable to Duke Energy Corporation	$1,537	$(27)		$(131)		$(52)		$(48)		$83		$(175)	$1,362
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.21	$(0.02)		$(0.10)		$(0.04)		$(0.04)		$0.07		$(0.13)	$1.08
EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.21	$(0.02)		$(0.10)		$(0.04)		$(0.04)		$0.06		$(0.14)	$1.07

Note 1 - Amounts for special items are presented net of any related noncontrolling interest.

(A) - $21 million recorded in Operation, maintenance and other and $23 million recorded in Depreciation and amortization (all Operating Expenses) on the Consolidated Statements of Operations.

(B) - $72 million loss recorded within Non-regulated electric, natural gas, and other (Operating Revenues) and $3 million loss recorded within Fuel used in electric generation and purchased power (Operating Expenses) on the Consolidated Statements of Operations.

(C) - Recorded in Income From Discontinued Operations, net of tax on the Consolidated Statements of Operations

(D) - Recorded in Extraordinary Items, net of tax on the Consolidated Statements of Operations.

(E) - Recorded in Equity in earnings (loss) of unconsolidated affiliates on the Consolidated Statements of Operations.

(F)- Recorded in Goodwill and other impairment charges within Operating Expenses on the Consolidated Statements of Operations.

Weighted Average Shares (reported and adjusted) - in millions

Basic	1,265
Diluted	1,267

* Represents the mark-to-market impact of derivative contracts in the non-native portfolio, which is recognized in earnings immediately as such derivative contracts do not qualify for hedge or regulatory accounting, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Power segment. The economic value of the generation assets is subject to fluctuations in fair value due to market price volatility of the input and output commodities (e.g. coal, power) and, as such, the economic hedging involves both purchases and sales of those input and output commodities related to the generation assets. Because the operations of the generation assets are accounted for under the accrual method, management believes that excluding the impact of mark-to-market changes of the economic hedge contracts from adjusted earnings until settlement better matches the financial impacts of the hedge contract with the portion of the econor value of the underlying hedged asset. Management believes that the presentation of adjusted diluted EPS Attributable to Duke Energy Corporation provides useful information to investors, as it allows them to more accurately compare the company’s performance across periods.

Duke Energy International

Reported to Adjusted EBIT Reconciliation

(Dollars in Millions)

	Years ended Dec. 31,
	2007	2006
Reported Segment EBIT	$388	$163
Special Items:
Settlement Reserves (a)	—	100
Impairment of Campeche Investment (b)	—	50

Adjusted Segment EBIT	$388	$313

(a) Recorded in Operation, maintenance and other (Operating Expenses) on the Consolidated Statements of Operations

(b) $33 million recorded in Operation, maintenance and other (Operating Expenses) and $17 million recorded in Losses on sales and impairments of unconsolidated affiliates (Other Income and Expenses) on the Consolidated Statements of Operations.

Duke Energy Corporation

Available Liquidity Reconciliation

(In millions)

Cash and Cash Equivalents	$1,542

Less: Amounts Held in Foreign Jurisdictions	(613)
	$929

Plus: Remaining Availability under Master Credit Facility	1,884

Total Available Liquidity as of December 31, 2009 (a)	$2,813	(approximately $2.8 billion)

(a)         The available liquidity balance presented is a non-GAAP financial measure as it represents the aggregated presentation of cash and cash equivalents and short-term investments (excluding amounts held in foreign jurisdictions), and remaining availability under the master credit facility. The most directly comparable GAAP financial measure for available liquidity is cash and cash equivalents.

Duke Energy Corporation

February 16, 2010 Analysts Meeting

Cash Flow Reconciliation Required by SEC Regulation G

($ in Millions)

		Forecast
		2010
Primary Sources:
Adjusted Net Income (1)	a	$1,700
Depreciation & Amortization	a	1,800
Deferred and Accrued Taxes	a	600
Total Sources		4,100

Primary Uses:
Capital and Investment Expenditures	b	(5,200)
Dividends	c	(1,300)
Total Uses		(6,500)
Other Sources/ (Uses), net	b	350
Uses in Excess of Sources		(2,050)
Debt Maturities	c	(775)
Debt Refinancings	c	(625)
Required Funding		(3,450)
Issuances of Debt	c, d	2,275
Cash Received from Equity Issued under Internal Stock Plans	c	400
Utilization of Cash	e	775
Total Financings and Cash Utilization		$3,450

Reconciliations to amounts per U.S. GAAP reporting:

Operating cash flow components from above [summation of (a)]		$4,100
Reconciling items to GAAP operating cash flow (2)		(260)
Net cash provided by operating activities per GAAP Consolidated Statement of Cash Flows		$3,840

Investing cash flow components from above [summation of (b)]		$(4,850)
Reconciling items to GAAP investing cash flow (3)		260
Net cash used in investing activities per GAAP Consolidated Statement of Cash Flows		$(4,590)

Financing cash flow components from above [item (c)]		$(25)
Reconciling items to GAAP financing cash flow (4)		(15)
Net cash provided by financing activities per GAAP Consolidated Statement of Cash Flows		$(40)

Issuances of Debt from above [item (d)] includes Notes payable and commercial paper which is separately presented per GAAP Consolidated Statements of Cash Flows

Utilization of cash from above [item (e)] is the equivalent of Net decrease in cash and cash equivalents per GAAP Consolidated Statements of Cash Flows

Notes:

(1)         The adjusted net income of $1,700 million for 2010 is an illustrative amount based on the midpoint of Duke Energy’s adjusted diluted EPS outlook range of $1.25-$1.30 per share, which is consistent with the 2010 employee incentive earnings target. The EPS measure used for employee incentive bonuses is primarily based on adjusted diluted EPS. Adjusted diluted EPS is a non-GAAP financial measure as it represents diluted EPS from continuing operations attributable to Duke Energy Corporation shareholders, adjusted for the per-share impact of special items and the mark-to-market impacts of economic hedges in the Commercial Power segment. Special items represent certain charges and credits which management believes will not be recurring on a regular basis, although it is reasonably possible such charges and credits could recur. Mark-to-market adjustments reflect the mark-to-market impact of derivative contracts, which is recognized in GAAP earnings immediately as such derivative contracts do not qualify for hedge accounting or regulatory accounting treatment, used in Duke Energy’s hedging of a portion of the economic value of its generation assets in the Commercial Power segment (as discussed separately under “Adjusted Diluted Earnings per Share (‘EPS’)”). The most directly comparable GAAP measure for adjusted diluted EPS is reported diluted EPS from continuing operations attributable to Duke Energy Corporation common shareholders, which includes the impact of special items and the mark-to-market impacts of economic hedges in the Commercial Power segment. Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project special items or mark-to-market adjustments for future periods.

(2)         Amount consists primarily of an adjustment for operating cash flow items included in the “Other Sources/(Uses), net” which are combined for the GAAP reconciliation in Investing activities (principally equity allowance for funds used during construction and other changes in working capital).

(3)         Amount consists primarily of an adjustment for operating cash flow items included in the “Other Sources/(Uses), net” which are combined for the GAAP reconciliation in Investing activities (principally equity allowance for funds used during construction and other changes in working capital). After reclassification of the approximate net ($260 million) of operating cash flow activity, the amount within investing activities from the “Other Sources/(Uses), net” line item primarily reflects proceeds related to planned monetization of certain long-lived assets.

(4)         Amount consists primarily of distributions to noncontrolling interests.